Exhibit B
                                                                 ---------

                             Joint Filing Agreement

         The undersigned hereby agree that the statement on Schedule 13D with respect to the common stock, par value $0.01 per share, of ev3 Inc., a Delaware corporation, is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.

Dated:  June 21, 2005                      WARBURG, PINCUS EQUITY PARTNERS, L.P.
                                                By: Warburg Pincus Partners LLC,
                                                    its General Partner

                                                    By:  Warburg Pincus & Co.,
                                                         its Managing Member


                                          By: /s/ Scott A. Arenare
                                              ----------------------------------
                                               Name:  Scott A. Arenare
                                               Title: Partner

Dated:  June 21, 2005                     WARBURG PINCUS & CO.


                                          By: /s/ Scott A. Arenare
                                              ----------------------------------
                                               Name:  Scott A. Arenare
                                               Title: Partner

Dated:  June 21, 2005                     WARBURG PINCUS LLC


                                          By: /s/ Scott A. Arenare
                                              ----------------------------------
                                               Name:  Scott A. Arenare
                                               Title: Managing Director

Dated:  June 21, 2005                     WARBURG PINCUS PARTNERS LLC
                                                 By:  Warburg Pincus & Co.,
                                                      its Managing Member


                                          By: /s/ Scott A. Arenare
                                              ----------------------------------
                                               Name:  Scott A. Arenare
                                               Title: Partner